UNION
BANK OF
CALIFORNIA                                                        EXHIBIT 10.34

                                 PROMISSORY NOTE
                                   (BASE RATE)

Borrower Name SMARTFLEX SYSTEMS, INC.

Borrower Address         Office 45061       Loan Number 8439907413 0080-00-0-001
14312 FRANKLIN AVENUE
TUSTIN, CA 92680-7028    Maturity Date SEPTEMBER 30, 1999  Amount $25,000,000.00

$25,000,000.00                                           Date SEPTEMBER 18, 1997

FOR VALUE RECEIVED, on SEPTEMBER 30, 1999, the undersigned ("Debtor") promises to pay to the order of UNION BANK OF CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of TWENTY FIVE MILLION AND NO/100 Dollars ($25,000.000.00), or so much thereof as is disbursed, together with interest on the balance of such principal from time to time outstanding, at the per annum rate or rates and at the times set forth below.

1. INTEREST PAYMENTS. Debtor shall pay interest on the 30TH day of each MONTH (commencing OCTOBER 30, 1997). Should interest not be paid when due, it shall become part of the principal and bear interest as herein provided. All computations of interest under this note shall be made on the basis of a year of 360 days, for actual days elapsed.

        a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in increments of at least $500,000 shall bear interest at a rate, based on an index selected by Debtor, which is 1.50% per annum in excess of Bank's LIBOR-Rate for the Interest Period selected by Debtor.

        Any Base Interest Rate may not be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

        To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period with respect to principal outstanding on which a Base Interest Rate has been accruing, select an index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR-Rate, shall follow the date of such selection by no more than two (2) Business
        Days).

        Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

        b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear interest at a rate per annum equal to the Reference Rate, which rate shall vary as and when the Reference Rate changes.

        At any time prior to the Maturity of this note, subject to the provisions of paragraph 4, below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's ORANGE COUNTY COMMERCIAL BANKING Office, or such other office as may be designated by Bank, from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this note at a per annum rate equal to five percent (5%) in excess of the interest rate specified in paragraph 1.b, above, calculated from the date of default until all amounts payable under this note are paid in full.

4. PREPAYMENT.

        a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Amounts outstanding under this note bearing interest at a Base Interest Rate may only be prepaid, in whole or in part provided Bank has received not less than five (5) Business Days prior written notice of an intention to make such prepayment and Debtor pays a prepayment fee to Bank in an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a), the Base Interest Rate applicable to the principal amount which Debtor intends to prepay, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date most closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or
        (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to be outstanding at the relevant Base Rate Maturity Date). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

        b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under the above prepayment formula exceed the interest that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

        c. Such prepayment fee, if any, shall also be payable if prepayment occurs as the result of the acceleration of the principal of this note by Bank because of any default hereunder. If, following such acceleration, all or any portion of a Base Interest Rate Loan is satisfied, whether through sale of property encumbered by any security agreement or other agreement securing this note, at a foreclosure sale held thereunder or through the tender of payment at any time following such acceleration, but prior to such a foreclosure sale, then such satisfaction shall be deemed an evasion of the prepayment conditions set forth above, and Bank shall, automatically and without notice or demand, be entitled to receive, concurrently with such satisfaction the prepayment fee set forth above, and the amount of such prepayment fee shall be added to the principal. DEBTOR HEREBY ACKNOWLEDGES AND AGREES THAT BANK WOULD NOT MAKE THE LOAN TO DEBTOR EVIDENCED BY THIS NOTE WITHOUT DEBTOR'S AGREEMENT, AS SET FORTH ABOVE, TO PAY BANK A PREPAYMENT FEE UPON THE SATISFACTION OF ALL OR ANY PORTION OF THE PRINCIPAL BEARING INTEREST AT A BASE INTEREST RATE FOLLOWING THE ACCELERATION OF THE MATURITY DATE HEREOF BY REASON OF A DEFAULT. DEBTOR HAS CAUSED THOSE PERSONS SIGNING THIS NOTE ON ITS BEHALF TO SEPARATELY INITIAL THE AGREEMENT CONTAINED IN THIS PARAGRAPH BY PLACING THEIR INITIALS BELOW.

        INITIALS:
                 ------

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of any guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgement, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes; (l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

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


6. ADDITIONAL AGREEMENTS OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "Base Interest Rate" shall mean a rate of interest based on the LIBOR-Rate. "Base Interest Rate Loan" shall mean amounts outstanding under this note that bear Interest at a Base Interest Rate. "Base Rate Maturity Date" shall mean the last day of the Interest Period with respect to principal outstanding on which a Base Interest Rate has been selected by Debtor. "Business Day" shall mean a day which is not a Saturday or Sunday on which Bank is open for business in the state identified in paragraph 6, above, and, with respect to the rate of interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" shall mean any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR Rate" shall mean a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's interest rate selection, plus Bank's costs, including the costs, if any, of reserve requirements. "Origination Date" shall mean the Business Day on which funds are made available to Debtor relating to Debtor's selection of a Base Interest Rate. "Reference Rate" shall mean the rate announced by Bank from time to time at its corporate headquarters as its "Reference Rate." The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.

SMARTFLEX SYSTEMS, INC.
--------------------------------------

By /s/ WILLIAM L. HEALEY
   -----------------------------------
   WILLIAM L. HEALEY, PRESIDENT

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


UNION
BANK OF
CALIFORNIA

                                 AUTHORIZATION

Borrower Name SMARTFLEX SYSTEMS, INC.

Borrower Address                 Office     Loan Number
14312 FRANKLIN AVENUE            45061      8439907413      0080-00-0-000
TUSTIN, CA 92680                 Maturity Date       Amount
                                 SEPTEMBER 30, 1999  $25,000,000.00

Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain Note referenced above in the following manner:

        Deposit the proceeds of my/our revolving note into my/our account # 4500144314 from time to time and in such amounts as may be requested verbally or in writing.

        INCREASE RENEWAL OF OBLIGATION #0080-00-0-000,         $ 15,000,000.00
        WHICH MATURES 9/30/98

Fees itemized below are payable as follows (check one):

[ ] Charge account  #_____________________________     [ ] Check enclosed

                              TERMS AND CONDITIONS

1. Bank is authorized to charge account number 4500144314 in the name(s) of SMARTFLEX SYSTEMS, INC. for payments of interest for principal/interest) when due in connection with this Note and all renewals or extensions thereof.

2. Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization from Borrower(s) to do so, or any one of the Borrowers, if there are joint Borrowers, but not later than SEPTEMBER 30, 1999. The Bank, at its discretion, may elect to extend this date without notice to or acknowledgement by the borrower(s). This Authorization and the above mentioned Note will remain in full force and effect until the obligations in connection with this Note have been fulfilled.

3. Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4. Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the above described Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which results in Bank deeming itself, in good faith insecure.

5. The borrower(s) authorizes Bank to release information concerning the borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorizes Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.

Executed on 9/26/97
SMARTFLEX SYSTEMS, INC.

By /s/ WILLIAM L. HEALEY
   ---------------------------------
   WILLIAM L. HEALEY, PRESIDENT

UNION
BANK OF
CALIFORNIA

                 AUTHORIZATION TO OBTAIN CREDIT, GRANT SECURITY,
                            GUARANTEE OR SUBORDINATE

                                    RECITALS

  A. SMARTFLEX SYSTEMS, INC. duly organized and existing under the laws of CALIFORNIA with its principal place of business at 14312 FRANKLIN AVE., TUSTIN CA (the "Business") desires to obtain present or future credit from, grant security to, or give guaranties or subordinations to Union Bank of California, N.A. ("Bank").

  B. The Business desires that certain person(s) be authorized to act on its behalf from time to time in obtaining, among other things, such credit from, granting security to, or giving guaranties or subordinations to, Bank.

NOW, THEREFORE, IT IS RESOLVED THAT:

1. AUTHORIZATION. Any 1 of the following is/are authorized and directed, in the name and on behalf of the Business, from time to time, with or without security, to obtain credit and other financial accommodations from Bank, or to give guaranties or subordinations to Bank, upon such terms as any such person(s) shall approve:

PRESIDENT

2. SCOPE OF AUTHORITY. Without limiting the generality of the authority granted, each person designated in paragraph 1 above is authorized, from time to time, in the name and on behalf of the Business, to:

        2.1 Incur Indebtedness To Bank. The word "Indebtedness" as used herein means all debts, obligations and liabilities, including without limitation obligations and liabilities under guaranties or subordinations, currently existing or now or hereafter made, incurred or created, whether voluntary or involuntary and however arising or evidenced, whether direct or acquired by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether liability is individual or joint with others, all renewals, extensions and modifications thereof, and all attorneys' fees and costs incurred in connection with the negotiation, preparation, workout, collection and enforcement thereof;

        2.2 Execute, deliver and endorse with respect to Indebtedness to Bank, promissory notes, loan agreements, drafts, guaranties, subordinations, applications and agreements for letters of credit, acceptance agreements, foreign exchange documentation, applications and agreements pertaining to the payment and collection of documents, indemnities, waivers, purchase agreements and other financial undertakings, leases and other documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

        2.3 Grant security interests in, pledge, assign, transfer, endorse, mortgage or hypothecate, and execute security or pledge agreements, financing statements and other security interest perfection documentation, mortgages and deeds of trust on, and give trust receipts for, any or all property of the Business as may be agreed upon by any officer as security for any or all Indebtedness of the Business or any other individual or entity ("Person"), and grant and execute renewals, extensions or modifications thereof;

        2.4 Sell to, or discount or rediscount with, Bank all negotiable instruments, including without limitation promissory notes, commercial paper, drafts, accounts, acceptances, leases, chattel paper, contracts, documents, instruments or evidences of debt at any time owned, held or drawn by the Business, and draw, endorse or transfer any of such instruments or documents on behalf of the Business, guarantee payment or repurchase thereof, and execute and deliver to Bank all documents and agreements in connection therewith, and all renewals, extensions or modifications thereof;

        2.5 Direct the disposition of the proceeds of any credit extended by Bank, and deliver to Bank and accept from Bank delivery of any property of the Business at any time held by Bank.

        2.6 Specify in writing to Bank the individuals who are authorized, in the name of and on behalf of the Business, to request advances under loans or credit lines made available by Bank to the Business, subject to the terms thereof.

3. WRITINGS. Any instruments, documents, agreements or other writings executed under or pursuant to these resolutions (collectively, the "Authorization") may be in such form and contain such terms and conditions as may be required by Bank in its sole discretion, and execution thereof by any officer authorized under the Authorization shall be conclusive evidence of such officer's and the Business's approval of the terms and conditions thereof.

4. CERTIFICATION. The Secretary or any Assistant Secretary of the Business is hereby authorized and directed from time to time to certify to Bank a copy of this Authorization, the names and specimen signatures of the persons designated in paragraph 1 above, and any modification thereof.

5. RATIFICATION/AMENDMENT. The authority given under this Authorization shall be retroactive and any and all acts so authorized that are performed prior to the formal adoption are hereby approved and ratified. In the event two or more resolutions of this Business are concurrently in effect, the provisions of each shall be cumulative, unless the latest shall specifically provide otherwise. The authority given hereby shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon, until Bank shall have received at its ORANGE COUNTY COMMERCIAL BANKING OFFICE a certified copy of a further resolution of the Business amending, rescinding or revoking the Authorization.

6. REQUESTS FOR CREDIT. Credit may be requested by the Business from Bank in writing, by telephone, or by other telecommunication method acceptable to Bank. The Business recognizes and agrees that Bank cannot effectively determine whether a specific request purportedly made by or on behalf of the Business is actually authorized or authentic. As it is in the Business's best interest that Bank extend credit in response to these forms of request, the Business assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of the Business. The Business is hereby authorized and directed to repay any credit that is extended by Bank pursuant to any request which Bank in good faith believes to be authorized, or when the proceeds of any credit are deposited to the account of the Business with Bank, regardless of whether any individual or entity other than the Business may have authority to draw against such account.

7. BUSINESS AS PARTNER/JOINT VENTURER, LLC MEMBER OR MANAGER. Nothing in its organizational documents limits or prohibits the Business from acting as a general or limited partner of a partnership, a member or manager of a limited liability company, or joint venturer of a joint venture, Any Person designated in paragraph 1 of the Authorization is authorized, on behalf of the Business, in its role as a general or limited partner, a member or manager, or a joint venturer, to execute, deliver and endorse all certificates, authorizations and agreements (i) to evidence the Business's role in and responsibilities to and for such partnership, limited liability company or joint venture so that Bank may rely thereon, and (ii) to evidence such partnership's, limited liability company's or joint venture's obligations and liabilities to Bank.

8. NO LIMITATION BY THIS AUTHORIZATION. Nothing contained in this Authorization shall limit or modify the authority of any person to act on behalf of the Business as provided by law, any agreement or authorization relating to the Business or otherwise.

9. ADDENDA. The Addendum - Letters of Credit attached hereto is incorporated herein by this reference.

                    CERTIFICATE OF SECRETARY OF THE BUSINESS

I hereby certify to Union Bank of California, N.A., ("Bank") that the above Authorization is a true copy of the resolution(s) of SMARTFLEX SYSTEMS, INC., a corporation duly organized and existing under the laws of CALIFORNIA (the "Business") duly adopted on 10/16/97 by the Board of Directors of the Business and duly entered in the records of the Business, and that the Authorization is in conformity with applicable law and regulation, the Articles of Incorporation and the By-Laws of the Business and is now in full force and effect.

I also certify that the following are the names and genuine specimen signatures of the officers of the Business authorized in paragraph 1 of the Authorization:


PRESIDENT                   WILLIAM L. HEALEY            /s/ WILLIAM L. HEALEY
-----------------------     -----------------------      -----------------------
Corporate Title             Name                         Signature


-----------------------     -----------------------      -----------------------
Corporate Title             Name                         Signature


-----------------------     -----------------------      -----------------------
Corporate Title             Name                         Signature


-----------------------     -----------------------      -----------------------
Corporate Title             Name                         Signature

I agree to notify Bank in writing of any change in any aspect of the Authorization or of any individual holding any office set forth in this certificate immediately upon the occurrence of any such change, and to provide Bank with a copy of the modified resolution(s) and the genuine specimen signature of any such new officer.

The authority provided for in the Authorization shall remain in full force and effect, and Bank is authorized and requested to rely and act thereon until Bank shall receive at its ORANGE COUNTY COMMERCIAL BANKING OFFICE either a certified copy of a further resolution of this Business's Board of Directors amending the Authorization, or a certification of a change in the authorized officer(s).

Dated: 9/26/97
                               /s/ JOHN W. HOHENER
                               -------------------------------------------------
                               Assistant Secretary of SMARTFLEX SYSTEMS, INC.
   SEAL
   (if no seal,
   so state)


                              /s/ WILLIAM L. HEALEY
                              --------------------------------------------------
                              *President of SMARTFLEX SYSTEMS, INC.

*When the Secretary is among those authorized, the President should also sign this Certificate.

                            ADDENDUM TO AUTHORIZATION
                            LETTER OF CREDIT SERVICES

This addendum ("Addendum") is attached to and made a part of that certain Authorization to Obtain Credit, Grant Security, Guarantee or Subordinate executed by SMARTFLEX SYSTEMS, INC. ("Business").

1. UNION BANK OF CALIFORNIA, N.A., UNION BANK OF CALIFORNIA INTERNATIONAL and all of their subsidiary, parent and other affiliated entities (in this Addendum referred to individually or collectively as "Bank") are each hereby irrevocably authorized to issue, confirm, advise, amend letters of credit and waive or approve discrepancies in presentations made under letters of credit, or authorize payment (whether by debit to any of the Business's accounts at Bank or otherwise to settle any documentary collection transactions) for the account of the Business and otherwise provide letter of credit services to the Business, based upon any application, instrument, agreement or other document submitted to Bank on the Business's behalf by personal delivery, United States mail, telecopy, rapidfax or other telecommunication method ("Writing") other than by telephonic or oral advice, in each case, bearing or purporting to bear the signature or facsimile signature of any ONE (1) of the following officers of the
Business:

/s/ WILLIAM L. HEALEY       WILLIAM L. HEALEY            PRESIDENT
-----------------------     -----------------------      -----------------------
Sample Signature            Name                         Title

/s/ JOHN W. HOHENER         JOHN W. HOHENER              CFO
-----------------------     -----------------------      -----------------------
Sample Signature            Name                         Title

-----------------------     -----------------------      -----------------------
Sample Signature            Name                         Title

-----------------------     -----------------------      -----------------------
Sample Signature            Name                         Title



2. Bank is authorized to provide these services, to charge the Business its fees for such services and otherwise to act upon all such Writings to the same extent as though such Writings were executed in original form by the applicable person(s) of the Business authorized to do so pursuant to other resolutions previously or hereafter furnished by the Business to Bank, regardless of by whom or by what means the actual or purported signature(s) or facsimile signature(s) have been applied, if such signature(s) or facsimile signature(s) resemble those from time to time submitted to Bank by the Business; and since the Business agrees that it is in the best interest of the Business that Bank act in response thereto, the Business assumes all risks regarding the actual validity, authenticity and due authorization of all such Writings submitted to Bank; should in any instance Bank wish, in its sole and absolute discretion and without ever any obligation to the Business to do so, to confirm the giving of a Writing it may do so by telephonically contacting any one (including the person who has evidently given such Writing on behalf of the Business) of the person(s) identified herein as authorized signers for the Business irrespective of the number of persons required to sign Writings of the Business. Bank may in its sole and absolute discretion use any telephone number for such purpose either from its existing records on the Business or from such Writing or other Writings from the Business and takes no responsibility for the actual identity of the person who purports to Bank that he or she is an authorized person named hereunder. Additionally nothing said by Bank or such person in any such telephone call shall be deemed to be itself a Writing or an amendment of a Writing or any other basis for Bank taking, or not taking, any action; provided however, in the event in any such confirmation telephone call it appears to Bank that the Writing in question was not given by the Business, Bank shall suspend initiating the activity requested in such Writing and seek the involvement of other authorized signers of the Business for clarification and appropriate explanatory Writing(s).

3. Any such Writing executed under this Addendum is to be in such form and contain such terms and conditions as may be required by Bank, and the execution or purported execution of such Writing by the required number of authorized signatures specified above shall be conclusive evidence of the Business's approval of its terms, and the Writing shall be binding upon and enforceable against the Business;

4. In the event the Business sends Bank a manually-signed original or confirmation of a previously given Writing, Bank shall have no duty to compare it against the previous Writing received by Bank, nor shall Bank have any responsibility should the contents of the manually-signed original or confirmation differ from the Writing acted upon by Bank;

5. Notwithstanding anything contained in paragraph 5 of above-referenced Authorization to the contrary, Bank is authorized and requested to rely and act upon any prior resolutions given by the Business to Bank regarding the matters discussed in this Addendum, and on this Addendum, until ten (10) days after Bank has actually received, at its ORANGE COUNTY COMMERCIAL BANKING OFFICE ___________________, copies of resolution(s) that specifically modify, amend or terminate any such previous resolutions Or this Addendum. Properly authorized persons on behalf of the Business shall be authorized to give specific written notice(s) to Bank that add to or delete from the list of authorized persons contained in this Addendum with Bank being authorized and entitled to rely upon such notice(s) immediately with respect to authorized persons added, and ten
(10) days after receipt with respect to authorized persons deleted; and

6. The Business unconditionally agrees to pay and protect, defend and indemnify Bank and Bank's employees, officers, directors, shareholders, affiliates, correspondents, agents and representatives against, and hold Bank and each such other party harmless from, all claims, actions, proceedings, liabilities, damages, losses, expenses (including without limitation attorneys' fees and costs) and other amounts incurred by Bank and each such other party, arising from the reliance by any such party on this Addendum.